UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2004

                                  Red Hat, Inc.
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               (Exact Name of Registrant as Specified in Charter)

               Delaware                 000-26281                 06-1364380
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        (State or Other Juris-         (Commission               (IRS Employer
       diction of Incorporation        File Number)          Identification No.)

        1801 Varsity Drive, Raleigh, North Carolina                  27606
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         (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (919) 754-3700


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_|      Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         |_|      Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         |_|      Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

On September 29, 2004, the Company announced that its Board of Directors had authorized the repurchase program of up to $100 million of the Company's common stock, par value $.0001 per share, from time to time on the open market or in privately negotiated transactions. The program will expire on earlier of
(i) September 30, 2005, or (ii) a determination by the Board of Directors, the Chief Executive Office or Chief Financial Officer to discontinue the program. The full text of the press release issued in connection with the announcement of the repurchase program is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit 99.1   Company Press Release, dated September 29, 2004

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       RED HAT, INC.

Date:  September 29, 2004              By:/s/ Michael R. Cunningham
                                             -----------------------------------
                                             Michael R. Cunningham

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                                  EXHIBIT INDEX

Exhibit No.                   Description
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99.1                          Company Press Release, dated September 29, 2004